EXHIBIT 10.13(a)
- ----------------

FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
- ------------------
OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

LANFORD TELECASTING COMPANY, INC.
KALB - TV STATION
601 WASHINGTON STREET
ALEXANDRIA, LA 71301




LICENSE RENEWAL AUTHORIZATION
- -----------------------------

THIS IS TO NOTIFY YOU THAT YOUR
APPLICATION FOR RENEWAL OF LICENSE
WAS GRANTED ON 05-28-92 FOR A TERM
EXPIRING OF 06-01-97.

CHANNEL:  CHAN-5

THIS IS YOUR LICENSE RENEWAL
AUTHORIZATION FOR STATION KALB-TV.

LOCATION: ALEXANDRIA, LA

THIS ALSO IS THE RENEWAL CERTIFICATE
FOR YOUR CURRENTLY AUTHORIZED
AUXILIARY SERVICES.

THIS CARD MUST BE POSTED WITH THE
STATION'S LICENSE CERTIFICATE AND ANY
SUBSEQUENT MODIFICATIONS.

ORIGINAL

FCC 372 (7/87) NOTIFICATION

FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
- ---------------------
OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

LANFORD TELECASTING COMPANY, INC.
KALB - TV    TV STATION
601 WASHINGTON STREET
ALEXANDRIA, LA 71301




THIS IS TO NOTIFY YOU THAT YOUR
APPLICATION FOR
ASSIGNMENT OF
LICENSE

WAS GRANTED ON 09/17/93.

CHANNEL:       CHAN-5

LOCATION:      ALEXANDRIA, LA

YOUR AUTHORIZATION WILL BE ISSUED IN
THE NEAR FUTURE.  POST THIS CARD
PENDING ITS RECEIPT.

ALL INQUIRIES CONCERNING THIS
APPLICATION SHOULD REFER TO
FILE  NUMBER BALOT - 930803KE.

ORIGINAL
J.D.MC

FCC 372 (7/87) NOTIFICATION